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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to section 13 or 15 (d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 6, 2002

                         THE PREMCOR REFINING GROUP INC.
             (Exact name of registrant as specified in its charter)


                         Commission file number: 1-11392

                    Delaware                                    43-1491230
          (State or other jurisdiction                       (I.R.S. Employer
        of incorporation or organization)                   Identification No.)


             1700 East Putnam Avenue
                    Suite 500                                      06870
           Old Greenwich, Connecticut                           (Zip Code)
    (Address of principal executive offices)


       Registrant's telephone number, including area code: (203) 698-7500


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Item 2.    Acquisition or Disposition of Assets

         On June 6, 2002, The Premcor Refining Group Inc. ("PRG"), and Sabine River Holding Corp. ("Sabine") completed a series of transactions ("the restructuring") that resulted in Sabine and its subsidiaries becoming wholly owned subsidiaries of PRG. Sabine, through its principal operating subsidiary, Port Arthur Coker Company L.P. ("PACC"), owns and operates a heavy oil processing facility, which is operated in conjunction with PRG's Port Arthur, Texas refinery. Prior to the restructuring, Sabine was 90% owned by Premcor Inc. and 10% owned by Occidental Petroleum Corporation. PRG is a wholly owned, indirect subsidiary of Premcor Inc.

         The restructuring was permitted by the successful consent solicitation of bondholders of Sabine's Port Arthur Finance Corp. 12 1/2% senior notes due 2009. The restructuring was accomplished according to the following steps, among others:

..    Premcor Inc. contributed $225.6 million in proceeds from its initial public offering of common stock to Sabine. Sabine used the proceeds from the equity contribution, plus cash on hand to prepay $221.4 million of its senior secured bank loan and to pay a dividend of $141.4 million to Premcor Inc.;

..    Commitments under Sabine's senior secured bank loan, working capital facility, and certain insurance policies were terminated and related guarantees were released;

..    PRG's existing working capital facility was amended and restated to, among other things, permit letters of credit to be issued on behalf of Sabine;

..    Occidental Petroleum Corporation exchanged its 10% interest in Sabine for
     1,363,636 newly issued shares of Premcor Inc. common stock;

..    Premcor Inc. contributed its 100% ownership interest in Sabine to Premcor
     USA Inc., the parent company of PRG. Premcor USA Inc., in turn, contributed its 100% ownership interest to PRG; and

..    PRG fully and unconditionally guaranteed, on a senior unsecured basis, the payment obligations under the Port Arthur Finance Corp. 12 1/2% senior notes due 2009. The guarantee was issued in a private placement made in reliance on an exemption from the registration requirements of the Securities Act. PRG and Sabine have agreed to file a registration statement under the Securities Act to register the notes and the PRG guarantee, not later than 120 days from June 6, 2002.

                                       2

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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

     (a)   Financial Statements of Business Acquired

           The audited consolidated balance sheets of Sabine for the years ended December 31, 2001 and 2000 and the audited consolidated statements of operations of Sabine for the years ended December 31, 2001, 2000, and 1999 are incorporated by reference to Sabine's Annual Report on Form 10-K for the year ended December 31, 2001, and the unaudited consolidated financial statements of Sabine for the three months ended March 31, 2002 are incorporated by reference to Sabine's Quarterly Report on Form 10-Q for the quarter ended March 31, 2002.

     (b)   Pro forma Financial Information

           The unaudited pro forma financial statements reflecting the restructuring and certain other significant transactions include the unaudited pro forma combined condensed balance sheet as of March 31, 2002 and the unaudited pro forma combined condensed statements of operations for the quarter ended March 31, 2002 and the years ended December 31, 2001, 2000, and 1999. These statements are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

     (c)   Exhibits

       Exhibit No.                    Description

         3.1 Amended and Restated Certificate of Incorporation of Sabine River Holding Corp. ("Sabine") dated June 6, 2002 (filed herewith)

         3.2 Amended and Restated By-Laws of Sabine dated June 6, 2002 (filed herewith)

         3.3 Amended and Restated Certificate of Incorporation of Neches River Holding Corp. ("Neches") dated June 6, 2002 (filed herewith)

         3.4 Amended and Restated By-Laws of Neches dated June 6, 2002 (filed herewith)

         3.5 Amended and Restated Certificate of Incorporation of Port Arthur Finance Corp. ("PAFC") dated June 6, 2002 (filed herewith)

         3.6 Amended and Restated By-Laws of PAFC dated June 6, 2002 (filed herewith)

         3.7 Second Amended and Restated Limited Partnership Agreement for Port Arthur Coker Company L.P. ("PACC") dated as of June 6, 2002 (filed herewith)

         4.1 First Supplemental Indenture, dated as of June 6, 2002, among The Premcor Refining Group Inc. ("PRG"), Sabine, Neches, PACC, PAFC, Deutsche Bank Trust Company Americas, as Collateral Trustee, and HSBC Bank USA, as Capital Markets Trustee (filed herewith)

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     Exhibit No.                    Description

         4.2 Amended and Restated Common Security Agreement, dated as of June 6, 2002, among Sabine, PRG, PAFC, PACC, Neches, Deutsche Bank Trust Company Americas, as Collateral Trustee and Depositary Bank, and HSBC Bank USA, as Capital Markets Trustee (filed herewith)

         4.3 Registration Rights Agreement, dated as of June 6, 2002, among PAFC, Sabine, PRG, PACC, and Neches (filed herewith)

         4.4 Amended and Restated Transfer Restrictions Agreement, dated as of June 6, 2002, among PAFC, PACC, Premcor Inc., Sabine, Neches, Deutsche Bank Trust Company Americas, as Collateral Trustee, and HSBC Bank USA, as Capital Markets Trustee (filed herewith)

         4.5 Equity Contribution Agreement, dated as of June 6, 2002, among Premcor Inc., Premcor USA Inc., and PRG (filed herewith)

         10.1 Second Amended and Restated Credit Agreement, dated as of May 29, 2002, among PRG, Deutsche Bank Trust Company Americas, as Administrative Agent and Collateral Agent, TD Securities (USA) Inc., as Syndication Agent, Fleet National Bank, as Documentation Agent, and other financial institutions party hereto (filed herewith)

         99.1 Unaudited Pro Forma Combined Condensed Balance Sheet as of March 31, 2002, and Unaudited Pro Forma Combined Condensed Statements of Operations for the quarter ended March 31, 2002 and the years ended December 31, 2001, 2000, and 1999 (filed herewith)

                                       4

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 THE PREMCOR REFINING GROUP INC.
                                                           (Registrant)




                                                  /s/  Dennis R. Eichholz
                                                 -------------------------------
                                                 Dennis R. Eichholz
                                                 Controller (principal
                                                   accounting officer and
                                                   duly authorized officer)


June 20, 2002

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                                  Exhibit Index

      Exhibit No.                    Description

         3.1 Amended and Restated Certificate of Incorporation of Sabine River Holding Corp. ("Sabine") dated June 6, 2002

         3.2      Amended and Restated By-Laws of Sabine dated June 6, 2002

         3.3 Amended and Restated Certificate of Incorporation of Neches River Holding Corp. ("Neches") dated June 6, 2002

         3.4      Amended and Restated By-Laws of Neches dated June 6, 2002

         3.5 Amended and Restated Certificate of Incorporation of Port Arthur Finance Corp. ("PAFC") dated June 6, 2002

         3.6      Amended and Restated By-Laws of PAFC dated June 6, 2002

         3.7 Second Amended and Restated Limited Partnership Agreement for Port Arthur Coker Company L.P. ("PACC") dated as of June 6, 2002

         4.1 First Supplemental Indenture, dated as of June 6, 2002, among The Premcor Refining Group Inc. ("PRG"), Sabine, Neches, PACC, PAFC, Deutsche Bank Trust Company Americas, as Collateral Trustee, and HSBC Bank USA, as Capital Markets Trustee

         4.2 Amended and Restated Common Security Agreement, dated as of June 6, 2002, among Sabine, PRG, PAFC, PACC, Neches, Deutsche Bank Trust Company Americas, as Collateral Trustee and Depositary Bank, and HSBC Bank USA, as Capital Markets Trustee

         4.3 Registration Rights Agreement, dated as of June 6, 2002, among PAFC, Sabine, PRG, PACC, and Neches

         4.4 Amended and Restated Transfer Restrictions Agreement, dated as of June 6, 2002, among PAFC, PACC, Premcor Inc., Sabine, Neches, Deutsche Bank Trust Company Americas, as Collateral Trustee, and HSBC Bank USA, as Capital Markets Trustee

         4.5 Equity Contribution Agreement, dated as of June 6, 2002, among Premcor Inc., Premcor USA Inc., and PRG

         10.1 Second Amended and Restated Credit Agreement, dated as of May 29, 2002, among PRG, Deutsche Bank Trust Company Americas, as Administrative Agent and Collateral Agent, TD Securities (USA) Inc., as Syndication Agent, Fleet National Bank, as Documentation Agent, and other financial institutions party hereto


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       Exhibit No.                     Description

         99.1 Unaudited Pro Forma Combined Condensed Balance Sheet as of March 31, 2002, and Unaudited Pro Forma Combined Condensed Statements of Operations for the quarter ended March 31, 2002 and the years ended December 31, 2001, 2000, and 1999